UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO CURRENT REPORT

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2013 (September 30, 2013)

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 4, 2013, Intrexon Corporation (“Intrexon”) filed a Current Report on Form 8-K to disclose Intrexon’s entry into a worldwide Exclusive Channel Collaboration Agreement (the “ECC”) with S & I Ophthalmic, LLC (“JV”), a joint venture between Intrexon and an indirect subsidiary (“Sun Pharmaceutical Subsidiary”) of Sun Pharmaceutical Industries Ltd., an international specialty pharmaceutical company focused on chronic diseases.

Intrexon is filing this Current Report on 8-K/A to file under Item 9.01 the ECC and the Limited Liability Agreement of JV. Except for the filing of the exhibits under Item 9.01, the Current Report on Form 8-K filed on October 4, 2013 is not being amended or updated in any manner.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1*	Exclusive Channel Collaboration Agreement, dated as of September 30, 2013, between Intrexon and S & I Ophthalmic, LLC.

10.2*	Limited Liability Company Agreement of S & I Ophthalmic, LLC, dated September 30, 2013, between Intrexon and Caraco Pharmaceutical Laboratories Ltd.

99.1**	Press release of Intrexon Corporation and Sun Pharmaceutical Industries Ltd. dated October 1, 2013.

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment and this exhibit has been submitted separately to the Securities and Exchange Commission.
**	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2013

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Exclusive Channel Collaboration Agreement, dated as of September 30, 2013, between Intrexon and S & I Ophthalmic, LLC.

10.2*	Limited Liability Company Agreement of S & I Ophthalmic, LLC, dated September 30, 2013, between Intrexon and Caraco Pharmaceutical Laboratories Ltd.

99.1**	Press release of Intrexon Corporation and Sun Pharmaceutical Industries Ltd. dated October 1, 2013.

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment and this exhibit has been submitted separately to the Securities and Exchange Commission.
**	Previously filed.